Exhibit 99.1

FOR IMMEDIATE RELEASE
Contact: Brian Hall, CFO
Phone: (574) 535-1125
E Mail: LCII@lci1.com

LCI INDUSTRIES REPORTS PRELIMINARY
FOURTH QUARTER 2022 RESULTS

Elkhart, Indiana – January 25, 2023 - LCI Industries (NYSE: LCII) (the "Company") which, through its wholly-owned subsidiary, Lippert Components, Inc., supplies a broad array of highly engineered components for the leading original equipment manufacturers ("OEMs") in the recreation and transportation product markets, and the related aftermarkets of those industries, today provided select preliminary, unaudited financial results ranges for the fourth quarter of 2022.

The Company expects net sales in the fourth quarter of 2022 to be in the range of $890 million to $900 million, and loss per diluted share to be in the range of $0.62 to $0.73.

“During the fourth quarter, RV OEMs made larger-than-anticipated adjustments to production levels by taking a collective month of production down in order to normalize inventories as retail demand slowed, which had an adverse impact on our results. In response, we moved quickly to align our operations and manufacturing costs to current market conditions in order to support profitability in 2023, and as a result, we incurred severance-related and inventory reserve costs in the fourth quarter,” commented Jason Lippert, LCI Industries’ President and Chief Executive Officer. “Despite these near-term impacts, we believe that our core RV demographics remain strong, and that RV dealer inventories are starting to come down. We anticipate RV OEM production to return to run rates more consistent with 2019 levels in the back half of 2023."

"The non-RV related parts of our business where we have been successfully driving diversification are proving more resilient, and we anticipate a rebound in aftermarket as parts supply improves across the industry. Additionally, our teams continue to drive new innovative products to support future growth," Lippert continued. "In the interim, our experienced leadership team is taking prudent action, adjusting our cost structure while executing on our proven diversification strategy to minimize the impact of softened RV demand, drive sustainable growth, and generate long-term shareholder value.”

The financial results ranges included in this release are preliminary, unaudited, and are estimates based on information available to Company management as of the date of this release. These preliminary estimates are subject to change, including as a result of the completion of year-end accounting and financial reporting and audit procedures. The Company's actual results may differ materially from these preliminary estimated financial results due to a number of factors, including those that may result from the completion of our financial close process. The Company expects to report complete results for the fourth quarter of 2022 on February 14, 2023.

Conference Call & Webcast

LCI Industries will host a conference call to discuss its fourth quarter and full-year 2022 results on Tuesday, February 14, 2023, at 8:30 a.m. Eastern time, which may be accessed by dialing (844) 200-6205 for participants in the U.S. and (226) 828-7575 for those in Canada or (929) 526-1599 for participants outside the U.S./Canada using the required conference ID 537233. Due to the high volume of companies reporting earnings at this time, please be prepared for hold times of up to 15 minutes when dialing in to the call. In addition, an online, real-time webcast, as well as a supplemental earnings presentation, can be accessed on the Company's website, www.investors.lci1.com.

A replay of the conference call will be available for two weeks by dialing (929) 458-6194 for participants in the U.S. and (226) 828-7578 for those in Canada or (204) 525-0658 for participants outside the U.S./Canada and referencing access code 829204. A replay of the webcast will be available on the Company’s website immediately following the conclusion of the call.

About LCI Industries

LCI Industries, through its wholly-owned subsidiary, Lippert, supplies, domestically and internationally, a broad array of highly engineered components for the leading OEMs in the recreation and transportation product markets, consisting primarily of recreational vehicles and adjacent industries, including buses; trailers used to haul boats, livestock, equipment, and other cargo; trucks; boats; trains; manufactured homes; and modular housing. The Company also supplies engineered components to the related aftermarkets of these industries, primarily by selling to retail dealers, wholesale distributors, and service centers, as well as direct to retail customers via the Internet. Lippert's products include steel chassis and related components; axles and suspension solutions; slide-out mechanisms and solutions; thermoformed bath, kitchen, and other products; vinyl, aluminum, and frameless windows; manual, electric, and hydraulic stabilizer and leveling systems; entry, luggage, patio, and ramp doors; furniture and mattresses; electric and manual entry steps; awnings and awning accessories; towing products; truck accessories; electronic components; appliances; air conditioners; televisions and sound systems; tankless water heaters; and other accessories. Additional information about Lippert and its products can be found at www.lippert.com.

Forward-Looking Statements

This press release contains certain "forward-looking statements" with respect to our preliminary estimated financial results for the fourth quarter of 2022, financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company's common stock, the impact of legal proceedings, and other matters. Statements in this press release that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties.

Forward-looking statements, including, without limitation, those relating to preliminary estimated financial results for the fourth quarter of 2022, future business prospects, net sales, expenses and income (loss), capital expenditures, tax rate, cash flow, financial condition, liquidity, covenant compliance, retail and wholesale demand, integration of acquisitions, R&D investments, and industry trends, whenever they occur in this press release are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this press release, the impacts of COVID-19, or other future pandemics, the Russia-Ukraine war, and heightened tensions between China and Taiwan on the global economy and on the Company's customers, suppliers, employees, business and cash flows, pricing pressures due to domestic and foreign competition, costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, team member benefits, team member retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices, and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2021, and in the Company's subsequent filings with the Securities and Exchange Commission. Readers of this press release are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate.

The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law.

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